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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 1999
                                                          ---------------
                              (September 30, 1999)
                              --------------------

                             WORTHINGTON FOODS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                         0-19887                 31-0733120
---------------              ----------------         -------------------
(State or other              (Commission File           (IRS Employer
jurisdiction of                   Number)             Identification No.)
incorporation)

                  900 Proprietors Road, Worthington, Ohio 43085
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 885-9511
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)



                           Index to Exhibits at Page 5


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Item 1. Changes in Control of Registrant.
-----------------------------------------

         On September 30, 1999, Kellogg Company ("Kellogg"), WF Acquisition Inc., a wholly-owned subsidiary of Kellogg ("Merger Sub"), and Worthington Foods, Inc. ("WFDS") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing, subject to the terms and conditions described in the Merger Agreement, for the merger of Merger Sub with and into WFDS, with WFDS being the surviving corporation (the "Merger"). Under the terms of the Merger Agreement, each issued and outstanding common share, without par value, of WFDS (other than common shares owned by Kellogg, Merger Sub or any other wholly-owned subsidiary of Kellogg and other than dissenting shares) will be cancelled and converted automatically into the right to receive $24.00 in cash. The Merger will convert WFDS from a public corporation with its common shares traded on The Nasdaq National Market to a privately owned corporation.

         The Merger is subject to usual and customary closing conditions, including regulatory and WFDS shareholder approval, and the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement. It is currently anticipated that the transaction will close in the last quarter of 1999.

         The Merger Agreement and the press release issued in connection therewith are filed as Exhibits 2 and 99 to this Current Report on Form 8-K and incorporated herein by reference.

         In connection with the Merger Agreement, the Board of Directors of WFDS amended WFDS' shareholder rights plan to render it inapplicable to the Merger Agreement and the Merger. A copy of the First Amendment to WFDS' Rights Agreement dated September 30, 1999, is attached as Exhibit 4 to this Current Report on Form 8-K and incorporated herein by reference.


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Item 7. Financial Statements and Exhibits.
------------------------------------------

         (a) and (b)       Not applicable.

         (c) Exhibits:
             ---------

       Exhibit No.    Description
       -----------    -----------

            2 Agreement and Plan of Merger dated as of September 30, 1999 by and among Kellogg Company, WF Acquisition Inc. and Worthington Foods, Inc.

            4 First Amendment to Rights Agreement dated as of September 30, 1999 between Worthington Foods, Inc. and National City Bank

           99         Press Release issued on October 1, 1999


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORTHINGTON FOODS, INC.


                                       By:/s/ Dale E. Twomley
                                          -----------------------------
                                          Dale E. Twomley
Dated: October 4, 1999                    President and Chief Executive
                                          Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated October 4, 1999

                             Worthington Foods, Inc.


Exhibit No.      Description                                           Location
-----------      -----------                                           --------

    2            Agreement and Plan of Merger dated as of September        *
                 30, 1999 by and among Kellogg Company, WF
                 Acquisition Inc. and Worthington Foods, Inc.

    4            First Amendment to Rights Agreement dated as of           *
                 September 30, 1999 between Worthington Foods, Inc.
                 and National City Bank

   99            Press Release issued on October 1, 1999                   *





--------------------
*Filed herewith.



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